POWER OF ATTORNEY

          I, /s/ Price H. Gwynn, III, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities and Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.


        WITNESS the execution hereof this 5th day of August, 1996.

                                /s/ Price H. Gwynn, III

                               POWER OF ATTORNEY

          I, /s/ Robert I. Dalton, Jr., do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities and Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.


        WITNESS the execution hereof this 12th day of August, 1996.

                                /s/ Robert I. Dalton, Jr.

                               POWER OF ATTORNEY

          I, /s/ Jeanne M. Liedtka, do hereby constitute and appoint
C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities and Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.


        WITNESS the execution hereof this 24th day of August, 1996.

                                /s/ Jeanne M. Liedtka

                               POWER OF ATTORNEY

          I, /s/ Frank G. Louthan, Jr., do hereby constitute and appoint
C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities and Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.


        WITNESS the execution hereof this 5th day of August, 1996.

                                /s/ Frank G. Louthan, Jr.

                               POWER OF ATTORNEY

          I, /s/ John D. Munford, II, do hereby constitute and appoint
C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities and Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.


        WITNESS the execution hereof this 6th day of August, 1996.

                                /s/ John D. Munford, II

                               POWER OF ATTORNEY

          I, /s/ John C. Purrell, Jr., do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities and Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.


        WITNESS the execution hereof this 7th day of August, 1996.

                                /s/ John C. Purrell, Jr.

                               POWER OF ATTORNEY

          I, /s/ Russell M. Robinson, II do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities and Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.


        WITNESS the execution hereof this 14th day of August, 1996.

                                /s/ Russell M. Robinson, II

                               POWER OF ATTORNEY

          I, /s/ John W. Rosenblum, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities and Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.


        WITNESS the execution hereof this 13th day of August, 1996.

                                /s/ John W. Rosenblum

                               POWER OF ATTORNEY

          I, /s/ Wallace Stettinius, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities and Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.


        WITNESS the execution hereof this 3th day of August, 1996.

                                /s/ Wallace Stettinius

                               POWER OF ATTORNEY

          I, /s/ Bruce A. Walker, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities and Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1996, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.


        WITNESS the execution hereof this 5th day of August, 1996.

                                /s/ Bruce A. Walker